Subsequent Events	6 Months Ended
Jun. 30, 2018
Subsequent Events
Subsequent Events

15Subsequent Events

(a) Consummation of Debt Refinancing. On August 10, 2018, the Company consummated the debt refinancing agreed with certain of the Company’s lenders on June 19, 2018, as described in the Note 9 “Long-term debt, net”. In connection with this debt refinancing, the Company issued 99,342,271 new shares of common stock to certain of the Company’s lenders, which represent 47.5% of the outstanding common stock after giving effect to this issuance.

DIL, the Company’s largest stockholder, and the Manager made a number of financial and operating commitments in connection with this debt refinancing. DIL contributed $10 million cash to the Company on August 10, 2018. DIL did not receive any shares of common stock or other interests in the Company as a result of the contribution and further agreed to commit to backstop (the “Backstop Agreement”), through a cash contribution pursuant to a subordinated loan agreement, any shortfall in the minimum consolidated cash balance of $60 million required under the new credit facilities as of September 30, 2018, subject to certain limitations.

Additionally, on August 10, 2018, the term of the management agreement with the Manager was extended until December 31, 2024. The Manager agreed to apply all or some of the amount of DIL’s unfulfilled obligations, if any, under the Backstop Agreement as a credit towards any fees payable by the Company to the Manager.

In connection with the Refinancing, the Company has undertaken to seek to sell two of its 13,100 TEU vessels, the Hyundai Honour and Hyundai Respect, before December 31, 2018. The net proceeds from sales of such vessels are to be applied pro rata to repay the new credit facilities secured by mortgages on such vessels, which would further reduce the outstanding debt. The current carrying value of these vessels may exceed the market value of these vessels.

(b) Restricted Stock. On September 14, 2018, the Company granted 4,182,832 shares of restricted stock to executive officers of the Company, 50% of which are scheduled to vest on December 31, 2019 and 50% of which are scheduled to vest on December 31, 2021, subject to satisfaction of the vesting terms, under its 2006 Equity Compensation Plan, as amended.